UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

______________________________

FORM 8-K

______________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 26, 2008

Intelligentias, Inc.

(Exact name of registrant as specified in its charter)

333-124460
(Commission File Number)

Nevada	20-1703887
(State of Incorporation)	(IRS Employer
Identification Number)

303 Twin Dolphin Dr., 6th Floor, Redwood City, California 94065
(Address of registrant’s principal executive office)

(650) 888-2083
(Registrant’s telephone number)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.    Entry into a Material Definitive Agreement.

On March 26, 2008, Intelligentias, Inc. (the “Company”) consummated a Termination and Release (the “Termination and Release”) with VMH GmbH (“VMH”), Lydia Krowka (“Krowka”) and Datakom Gesellschaft fuer Datenkommunikation mbH (“Datakom”) in order to terminate that certain Stock Sale Agreement, dated as of June 7, 2007 and amended on November 13, 2007 (the “Stock Sale Agreement”), between the same parties, as of December 15, 2007.  Additional information concerning the Stock Sale Agreement may be found in a Form 8-K filed by the Company with the Securities and Exchange Commission on June 12, 2007.  Pursuant to the terms of the Termination and Release, which is effective as of February 28, 2008, the Company, on the one hand, and VMH, Krowka and Datakom, on the other hand, have agreed to release one another from any and all claims by and between the parties which have arisen or may have arisen under the Stock Sale Agreement.

On March 26, 2008, the Company also consummated a Business Cooperation Agreement (the “Business Cooperation Agreement”) with Datakom for the purpose of cooperatively marketing and selling their respective computer software products and services.  Pursuant to the Business Cooperation Agreement, the parties have agreed to (i) jointly market and sell, on a case by case, non-exclusive basis, their products to mutually identified customers; (ii) appoint the Company as the exclusive representative to market Datakom’s G-TEN line of products in Italy, Argentina, Brazil, Chile, Venezuela, Peru, Columbia, Guatemala, Costa Rica, Panama and Mexico; and (iii) order computer software products and services from the other party for resale to end-users on a non-exclusive world-wide basis.  As compensation for such arrangements, Intelligentias has agreed to pay Datakom $2.15 million pursuant to the terms of the Business Cooperation Agreement.  Unless earlier terminated according to its terms, the Business Cooperation Agreement is effective for eighteen months from February 28, 2008 (the “Term”), subject to an automatic six month renewal at the expiration of the Term unless either party notifies the other in writing at least thirty days prior to the end of the Term of its election to allow the Term to expire unrenewed.

The foregoing does not constitute a complete summary of the terms of the Termination and Release and the Business Cooperation Agreement, which are attached hereto as Exhibits 10.1 and 10.2, respectively.  The descriptions of the terms of the Termination and Release and the Business Cooperation Agreement are qualified in their entirety by reference to such exhibits filed herewith and incorporated herein by reference.

Item 1.02.    Termination of a Material Definitive Agreement.

Certain disclosure required by this item is included in Item 1.01 above and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits.

(d)  Exhibits

Exhibit No.   Description

10.1        Termination and Release by and among VMH, Krowka, Datakom and the Company.

10.2        Business Cooperation Agreement by and between Datakom and the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                INTELLIGENTIAS, INC.

                By: /s/ Tom Spanier
                       Name: Tom Spanier
                       Title: CFO

Date:  March 28, 2008

Exhibit Index

Exhibit No.   Description

10.1        Termination and Release by and among VMH, Krowka, Datakom and the Company.

10.2        Business Cooperation Agreement by and between Datakom and the Company.